UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Broadway, Suite 1401
New York, NY 10036
(Address of principal executive offices)

(332) 208-6102

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 16, 2022, Nuvation Bio Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at which holders of 205,141,655 shares of the Company’s common stock (consisting of 204,141,655 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock) were present in person or by proxy, representing 94% of the Company’s Class A Common Stock and 100% of the Company’s Class B Common Stock outstanding and entitled to vote as of the record date of March 18, 2022, and constituting a quorum for transaction of business. At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2022 (the “Proxy Statement”). The final voting results for each proposal are set forth below.

Proposal No. 1 – Election of Directors.

The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

CLASS A STOCK DIRECTORS:	FOR	WITHHELD	BROKER NON-VOTE
Ms. Kathryn E. Falberg	175,646,918	15,343,563	13,151,174
Mr. Oleg Nodelman	146,224,413	44,766,068	13,151,174

CLASS B STOCK DIRECTORS:	FOR	WITHHELD	BROKER NON-VOTE
Dr. David Hung, M.D.	1,000,000	0	0

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
204,964,330	65,540	111,785	0

Proposal No. 3 – To recommend, on an advisory basis, the frequency of solicitation of advisory stockholder approval of executive compensation.

The Company’s stockholders approved, on an advisory basis, 1 year as the preferred frequency of the stockholders’ approval of the compensation of the Company’s named executive officers, as set forth in the Proxy Statement.

In light of the vote on Proposal No. 3, the Company has determined that it will include a stockholder vote on the compensation of the Company’s named executive officers in its proxy materials until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
191,884,323	12,681	14,449	79,028	13,151,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022	NUVATION BIO INC.

	By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Financial Officer

3